                                                                      EXHIBIT 21
                        FLUOR CORPORATION SUBSIDIARIES


                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Subsidiaries (1)                                         Delaware

American Construction Equipment Company, Inc.            California
   American Equipamentos do Brasil Ltda. (20)            Brazil
   AMECO Contractors Rentals, Inc. (16)                  Philippines
   AMECO Holdings, Inc.                                  California
      AMECO Caribbean, Inc.                              California
      Ameco Mining Services S.R.L. (20)                  Argentina
      Ameco Peru S.A.C. (20)                             Peru
      AMECO Project Services, Inc.                       Philippines
      Ameco Pty Ltd.                                     Australia
      Ameco Services S.R.L. (20)                         Argentina
      Ameco Services, S. de R.L. de C.V. (21)            Mexico
      American Equipamentos do Brasil Ltda. (21)         Brazil
      Grand Greenville Land, Inc. (2)                    Philippines
      Maquinaria Panamericana, S.A. de C.V. (21)         Mexico
   Ameco Mining Services S.R.L. (21)                     Argentina
   Ameco Services S.R.L. (21)                            Argentina
   Maquinaria Panamericana, S.A. de C.V. (20)            Mexico
   Ameco Peru S.A.C. (21)                                Peru
   Shanghai GE Construction Equipment
      Engineering Co. Ltd.(18)                           China
American Equipment Company, Inc.                         South Carolina
   Ameco Services, S. de R.L. de C.V.(20)                Mexico
   AMECO Services Inc.                                   Delaware
      AMEC Equipment Leasing SARL                        France
   J. W. Burress, Incorporated                           Virginia
   S & R Equipment Co., Inc.                             Ohio
   SMA Equipment Co., Inc.                               Delaware
      Stith Equipment Co., Inc.                          Delaware
   SMA Information Systems Inc.                          Delaware
Apex Coal Company                                        Virginia
Claiborne Fuels, Inc.                                    California
Daniel International Corporation                         South Carolina
   Fluor Daniel Engineering, Inc.                        Ohio
Fluor Atlantic Limited                                   Bermuda
Fluor Constructors International, Inc.                   California
   Fluor Constructors Canada Ltd.                        New Brunswick
   Fluor Management and Technical Services, Inc.         California
Fluor Continental Limited                                Bermuda
Fluor Daniel Engineers & Consultants Ltd.                Mauritius
   Fluor Daniel India Private Limited (17)               India
Fluor Daniel Illinois, Inc.                              Delaware
   Duke/Fluor Daniel (22)                                North Carolina
Fluor Daniel Intercontinental, Inc.                      California
Fluor Daniel Venture Group, Inc.                         California
   Fluor Daniel Asia, Inc.                               California
      Duke/Fluor Daniel International Services(22)       Nevada
         D/FD Foreign Sales Corporation (12)             Barbados
         Duke/Fluor Daniel International
           Services (Trinidad) Limited                   Trinidad
      PT Duke/Fluor Daniel (22)                          Indonesia
      P.T. Fluor Daniel Indonesia (18)                   Indonesia
         PT. AMECO Servicindo (18)                       Indonesia
      P.T. Nusantara Power Services (2)                  Indonesia
   Micogen Inc.                                          California
   Micogen Limited I, Inc.                               California
   Micogen Limited II, Inc.                              California
   SolioFlo LLC (12)                                     Delaware
   Springfield Resource Recovery, Inc.                   Mass.

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Fluor Enterprises, Inc.                                  California
   ADP Marshall, Inc.                                    Arizona
      ADP Marshall Contractors, Inc.                     Delaware
      ADP Marshall Limited                               Ireland
      ADPM, L.L.C. (2)                                   Delaware
   Appalachian Synfuel, LLC                              West Virginia
   DAX Industries, Inc. (8)                              Texas
   Duke/Fluor Daniel (22)                                North Carolina
   Efdee Engineering Corporation                         North Carolina
   Efdee New York Engineers & Architects P.C.            New York
   Evergreen Equipment and Personnel Leasing, Inc.       Rhode Island
   FDCM of Mississippi, Inc.                             Mississippi
   FDEE Consulting, Inc.                                 California
   FDHM, Inc.                                            California
   FD/MK Limited Liability Company (3)                   Delaware
   Fluor Australia Pty Ltd                               Australia
      Civil and Mechanical Maintenance Pty. Ltd.         Australia
      Fluor Daniel Constructors Pty. Ltd.                Australia
      Fluor Daniel Diversified Plant Services Pty Ltd    Australia
         Fluor Daniel Gas Services Pty Ltd               Australia
         Fluor Daniel Process Plant Services Pty Ltd     Australia
         Maritime Maintenance Services Pty Ltd           Australia
      Fluor Daniel (Qld) Pty. Ltd.                       Australia
      Karratha Engineering Services Pty Ltd              Australia
      Signet Holdings Pty Ltd                            Australia
         PT Signet Indonesia (15)                        Indonesia
         Signet Engineering Pty Ltd                      Australia
            Signet Ingenieria S.A.                       Chile
               Constructora Lequena S.A.                 Chile
         Signet International Holdings Pty. Ltd.         Australia
         Tengis Design Services Pty Ltd                  Australia
         Westquip Australia Pty Ltd                      Australia
      TRS Staffing Solutions (Australia) Pty Ltd         Australia
         AmBit Technology Pty Ltd.                       Australia
   Fluor Chile, Inc.                                     California
      Ameco Chile S.A. (20)                              Chile
      Fluor Daniel Chile Ingenieria y Construccion
        S.A. (20)                                        Chile
      Ingenieria y Construcciones Fluor Daniel
        Chile Limitada                                   Chile
   Fluor Colombia Limited                                Delaware
   Fluor Daniel Alaska, Inc.                             Alaska
   Fluor Daniel Brasil Engenharia e Servicos Ltda.       Brazil
   Fluor Daniel Canada, Inc.                             New Brunswick
      Fluor Daniel International Services Inc.(14)       Barbados
      Fluor Daniel Wright Ltd.                           New Brunswick
         Wright Engineers (Chile) Limitada               Chile
         Wright Engineers Limitada Peru                  Peru
      TRS Staffing Solutions (Canada) Inc.               Canada
   Fluor Daniel Caribbean, Inc.                          Delaware
      DMIS, Inc.                                         South Carolina
      Facility & Plant Services, Inc.                    South Carolina
      Fluor Daniel Export Services, Inc.                 Delaware
      Fluor Daniel International (Malaysia) Sdn. Bhd.    Malaysia
      Fluor Daniel Maintenance Services, Inc.            Delaware
      Fluor Daniel Services Corporation                  Delaware
   Fluor Daniel China, Inc.                              California
   Fluor Daniel China Services, Inc.                     California
   Fluor Daniel China Technology, Inc.                   California

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Fluor Enterprises, Inc. (continued)

   Fluor Daniel Coal Services International, Inc.        Delaware
      Duke/Fluor Daniel International (22)               Nevada
         D/FD Foreign Sales Corporation (23)             Barbados
      Duke/Fluor Daniel LLC (22)                         Nevada
      Duke/Fluor Daniel Pty Ltd. (22)                    Australia
   Fluor Daniel Construction Company                     California
   Fluor Daniel Development Corporation                  California
      Crown Energy Company                               New Jersey
      Fluor Daniel Modesto, Inc.                         California
         Wilmore/Fluor Modesto LLC (5)                   California
      Fluor Daniel Tempe, Inc.                           California
      Gloucester Limited, Inc.                           California
   Fluor Daniel Eastern, Inc.                            California
      P.T. Fluor Daniel Indonesia (17)                   Indonesia
         PT. AMECO Servicindo (17)                       Indonesia
   Fluor Daniel Energy Investments, Inc.                 Delaware
   Fluor Daniel Engineers & Constructors, Inc.           Delaware
      Fluor Daniel Project Consultants
        (Shenzhen) Co., Ltd.                             P.R.C.
      Davy Kinhill Fluor Daniel (PNG) Pty Ltd.(25)       Papua New Guinea
   Fluor Daniel Engineers & Constructors, Ltd.           California
      Fluor Daniel Korea Ltd.                            Korea
   Fluor Daniel Environmental Strategies, Inc.           Delaware
   Fluor Daniel Espana, S.A.                             California
      Daniel International (Saudi Arabia) Ltd.           Saudi Arabia
      Fluor Arabia Limited (5)                           Saudi Arabia
   Fluor Daniel Eurasia, Inc.                            California
   Fluor Daniel Europe B.V.                              Netherlands
      ASI Advanced Solutions International BV (14)       Netherlands
         ASI Consulting Europe Limited                   U.K.
            ASI Consulting UK Limited                    U.K.
         ASI Consulting Italy Sprl                       Italy
         ASI Polska Spzoo                                Poland
            Atem Polska                                  Poland
            RTG                                          Poland
         ASI Scandinavia Avant (5)                       Sweden
         Chemgineering Holding Company GmbH (7)          Switzerland
            ASI GmbH                                     Germany
            ASI Technologies Ltd.                        Ireland
            Chemgineering AG                             Switzerland
            Chemgineering GmbH                           Germany
            SCInformatik AG
         Group G(5)                                      France
         ODI Inc. (5)                                    Delaware
         Prochem S.A.(24)                                Poland
         TA Group Limited                                U.K.
            Business Systems Mapping Limited             U.K.
            RTP Software Ltd.                            U.K.
            TA Consultancy Services Ltd.                 U.K.
            TA Group Trustees Ltd.                       U.K.
            Team-Sel International Ltd.                  U.K.
               Spel Manpower Services Ltd.               U.K.
               TA Engineering Services Ltd.              U.K.
               TA Engineering Services (Tunisia) Ltd.    U.K.
               Team-Sel Engineering Ltd.                 U.K.
               Team-Sel Technology Ltd.                  U.K.
            Technical Audit Ltd.                         U.K.

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Fluor Enterprises, Inc. (continued)
   Fluor Daniel Europe B.V. (continued)

      Fluor Daniel Belgium, N.V.                         Belgium
      Fluor Daniel B.V.                                  Netherlands
         Acquion B.V.                                    Netherlands
         Fluor Daniel Consultants B.V.                   Netherlands
         Fluor Daniel Engineering and Construction
           Services Limited                              Turkey
         International Refinery Contractors C.V.(4)      Netherlands
         International Refinery Contractors B.V.(5)      Netherlands
         Prochem S.A.(6)                                 Poland
         TRS Staffing Solutions B.V.                     Netherlands
      Fluor Daniel E&C LLC(20)                           Russia
      Fluor Daniel Eastern Services B.V.                 Netherlands
      Fluor Daniel, S.A.(28)                             Spain
      Prosynchem Sp.z o.o. (26)                          Poland
   Fluor Daniel Florida Rail, Inc.                       Delaware
   Fluor Daniel Global Contracting Limited               Guernsey
   Fluor Daniel Global Limited                           Guernsey
   Fluor Daniel Global Placement Limited                 Guernsey
   Fluor Daniel Global Placement Services Limited        Guernsey
   Fluor Daniel Global Services Limited                  Guernsey
   Fluor Daniel Global Support Services Limited          Guernsey
   Fluor Daniel Global TRS Limited                       Guernsey
   Fluor Daniel Global TRS Services Limited              Guernsey
   Fluor Daniel GmbH                                     Germany
      Fluor Daniel Kft. (14)                             Hungary
   Fluor Daniel Group, Inc.                              Delaware
   Fluor Daniel, Inc. - Philippines                      Philippines
   Fluor Daniel India, Inc.                              California
   Fluor Daniel International Services Inc. (15)         Barbados
   Fluor Daniel Ireland Limited                          Ireland
      Fluor Daniel - E-E-L Limited (5)                   Ireland
   Fluor Daniel (Japan) Inc.                             Japan
   Fluor Daniel Kft. (15)                                Hungary
   Fluor Daniel Latin America, Inc.                      California
   Fluor-Daniel (Malaysia) Sdn. Bhd.                     Malaysia
   Fluor Daniel Mexico S.A.                              California
      ICA-Fluor Daniel, S. de R.L. de C.V. (10)          Mexico
   Fluor Daniel Mining & Metals, Ltd.                    California
      Ameco Chile S.A. (21)                              Chile
      Fluor Daniel Chile Ingenieria y Construccion S.A. (21)      Chile
   Fluor Daniel (NPOSR), Inc.                            Delaware
   Fluor Daniel Overland Express, Inc.                   Delaware
   Fluor Daniel Overseas, Inc.                           California
   Fluor Daniel Pacific, Inc.                            California
   Fluor Daniel Power B.V.                               Netherlands
      Duke/Fluor Daniel B.V. (5)                         Netherlands
   Fluor Daniel P.R.C., Ltd.                             California
   Fluor Daniel Properties Limited                       U.K.
   Fluor Daniel Pulp & Paper, Inc.                       California
   Fluor Daniel Real Estate Services, Inc.               South Carolina
   Fluor Daniel, S.A.(27)                                Spain
   Fluor Daniel Sales Corporation                        West Indies
   Fluor Daniel South America Limited                    California
   Fluor Daniel Holdings, Inc.                           California
      Fluor Daniel Global Services Private Limited       India
   Fluor Daniel Technical Services, Inc.                 Texas

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Fluor Enterprises, Inc. (continued)

   Fluor Daniel Thailand Holdings Corporation            California
      Fluor Daniel Telecom (Thailand) Co., Ltd.          Thailand
   Fluor Daniel Thailand, Ltd.                           California
   Fluor Egypt                                           Egypt
   Fluor Engineers, Inc.                                 Delaware
      Tecnofluor, C.A. (11)                              Venezuela
      Tecnoconsult Ingenieros Consultores, S.A.(11)      Venezuela
   Fluor Federal Services, Inc.                          Washington
   Fluor Federal Services NWS, Inc.                      Washington
   Fluor Fernald, Inc.                                   California
      Fluor Environmental Resources Management
        Services, Inc.                                   Delaware
   Fluor Hanford, Inc.                                   Washington
   Fluor Indonesia, Inc.                                 California
      P.T. Panca Perintis Indonesia (6)                  Indonesia
   Fluor International, Inc.                             California
   Fluor International Limited                           U.K.
      ASI Advanced Solutions International BV (15)       Netherlands
         ASI Consulting Europe Limited                   U.K.
            ASI Consulting UK Limited                    U.K.
         ASI Consulting Italy Sprl                       Italy
         ASI Polska Spzoo                                Poland
            Atem Polska                                  Poland
            RTG                                          Poland
         ASI Scandinavia Avant (5)                       Sweden
         Chemgineering Holding Company GmbH (7)          Switzerland
            ASI GmbH                                     Germany
            ASI Technologies Ltd.                        Ireland
            Chemgineering AG                             Switzerland
            Chemgineering GmbH                           Germany
            SCInformatik AG
         Group G(5)                                      France
         ODI Inc. (5)                                    Delaware
         Prochem S.A.(24)                                Poland
         TA Group Limited                                U.K.
            Business Systems Mapping Limited             U.K.
            RTP Software Ltd.                            U.K.
            TA Consultancy Services Ltd.                 U.K.
            TA Group Trustees Ltd.                       U.K.
            Team-Sel International Ltd.                  U.K.
               Spel Manpower Services Ltd.               U.K.
               TA Engineering Services Ltd.              U.K.
               TA Engineering Services (Tunisia) Ltd.    U.K.
               Team-Sel Engineering Ltd.                 U.K.
               Team-Sel Technology Ltd.                  U.K.
            Technical Audit Ltd.                         U.K.
      First Legal Recruitment Limited                    U.K.
         First Accountancy Limited                       U.K.
         First Recruitment Limited                       U.K.
      Fluor Daniel Caspian Services Limited              U.K.
      Fluor Enterprises Limited                          U.K.
      Fluor Ocean Services Limited                       U.K.
      K Home Engineering Limited (19)                    U.K.
      Mathos Services Limited                            U.K.
      TRS Management Resources PLC                       U.K.
         Ambit Technology Limited                        U.K.
         Antony Dunlop Associates Limited                U.K.

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Fluor Enterprises, Inc. (continued)
   Fluor International Limited (continued)
      TRS Management Resources PLC (continued)
         Antony Dunlop Associates Limited (continued)

            David Chorley Associates Limited             U.K.
            Hotel Accounts Resources Limited             U.K.
            Times Group Limited                          U.K.
         MRG Human Resources Limited                     U.K.
         SAP Services Limited                            U.K.
         Times Computer Services Limited                 U.K.
         TRS Management Resources (Services) Ltd.        U.K.
      TRS Staffing Solutions (U.K.) Limited              U.K.
   Fluor International Limited                           Bermuda
   Fluor Iran                                            Iran
   Fluor Italia S.r.l.                                   Italy
   Fluor Mideast Limited                                 Bermuda
   Fluor Plant Services International, Inc.              California
   Fluor Texas, Inc.                                     Texas
   Marshall Development Corporation                      Rhode Island
   Platte River Constructors, Ltd. (10)                  Ohio
   Signet Technology Inc.                                Colorado
   SolioFlo, LLC (12)                                    Delaware
      Soli-Flo, Inc.                                     California
         Soli-Flo Partners, L.P.                         California
      Soli-Flo Material Transfer, L.P.                   California
   Stanhope Management Services Limited                  U.K.
   TDF, Inc.                                             California
      Barringford Ltd.                                   B. Virgin Isles
         Bishopsford Engineering AG                      Switzerland
         Buckleford Corp. N.V.                           Antilles
         Buckleshell Engineering Services Ltd.           Jersey
         Fluor Daniel SA (PTY) Ltd.                      Liechtenstein
            Rhus Investments (PTY) Ltd.                  R. South Africa
         Fluor Daniel Engineers SA (PTY) Ltd.            Liechtenstein
            Trans-Africa Projects Ltd. (5)               Mauritius
            Trans-Africa Projects (Pty) Ltd. (5)         R. South Africa
         Northern Project Services Ltd.                  B. Virgin Isles
         Rama Engineering Services B.V.                  Netherlands
            Ramasa (PTY) Ltd.                            R. South Africa
         TRS Staffing Solutions SA Ltd.                  B. Virgin Isles
      Fluor Properties (PTY) Ltd.                        R. South Africa
   TRS Contract Solutions, Inc.                          Delaware
   Venezco, Inc.                                         California
   Williams Brothers Engineering Company                 Delaware
      Fluor Daniel Argentina, Inc.                       Delaware
      Williams Brothers Engineering Limited              U.K.
      Williams Brothers Engineering Pty Ltd              Australia
   Wireless Engineering Services Group, LLC (5)          Delaware
Fluor Gulf Communications, Inc.                          California
Fluor Maintenance Services, Inc.                         California
Fluor Mideast Limited                                    California
Fluor Nuclear Services, Inc.                             Ohio
Fluor Reinsurance Investments, Inc.                      Delaware
Indo-Mauritian Affiliates Limited                        Mauritius
   Fluor Daniel India Private Limited (18)               India
Maintenance and Industrial Services, Inc.                Delaware
Micogen Limited III, Inc.                                California

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
Pinnacle Insurance Co., Inc.                             Hawaii
Power Maintenance Services, Inc.                         Delaware
   D/FD Bridgeport Operations, LLC (22)                  Delaware
   D/FD Cokenergy Operations, LLC (22)                   Delaware
   D/FD Operating Services, LLC (22)                     Delaware
St. Joe Carbon Fuels Corporation                         Delaware
SJM Holding Corporation                                  Delaware
   Allegheny Coal Corporation                            Delaware
      Massey Coal Company (partnership)                  Delaware
         A. T. Massey Coal Company, Inc.                 Virginia
            Aracoma Coal Company, Inc.                   West Virginia
            Bandmill Coal Corporation                    West Virginia
            Barnabus Land Company                        West Virginia
            Ben Creek Coal Company                       West Virginia
            Big Bear Mining Company                      West Virginia
            Boone East Development Co.                   West Virginia
               Raven Resources, Inc.                     Florida
            Boone West Development Co.                   West Virginia
            Cabinawa Mining Company                      West Virginia
            Central Penn Energy Company, Inc.            Pennsylvania
            Central West Virginia Energy Company         West Virginia
            Ceres Land Company                           West Virginia
            Clear Fork Coal Company                      West Virginia
            Cline & Chambers Coal Company, Inc.          Kentucky
            Dehue Coal Company                           West Virginia
            Delbarton Mining Company                     West Virginia
            Demeter Land Company                         West Virginia
            Douglas Pocahontas Coal Corporation          West Virginia
            DRIH Corporation                             Delaware
            Duchess Coal Company                         West Virginia
            Duncan Fork Coal Company                     Pennsylvania
               Mine Maintenance, Inc.                    Pennsylvania
            Elk Run Coal Company, Inc.                   West Virginia
               Appalachian Capital Management Corp.      West Virginia
               Marfork Coal Company, Inc.                West Virginia
                  Continuity Venture Capital Corp.       West Virginia
                  Progressive Venture Capital Corp.      West Virginia
                  Monongahela Venture Capital Corp.      West Virginia
               Marshall Venture Capital Corp.            West Virginia
               Massey Capital Management Corp.           West Virginia
               Massey New Era Capital Corp.              West Virginia
               New Massey Capital Corp.                  West Virginia
               Preferred Management Capital Corp.        West Virginia
               Rawl Sales Venture Capital Corp.          West Virginia
               Sprouse Creek Venture Capital Corp.       West Virginia
               Support Mining Company                    West Virginia
            Federal Development Corporation              West Virginia
            Foothills Coal Company                       West Virginia
            Goals Coal Company                           West Virginia
            Green Valley Coal Company                    West Virginia
               Big Sandy Venture Capital Corp.           West Virginia
            Haden Farms, Inc.                            Virginia

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
SJM Holding Corporation (continued)
   Allegheny Coal Corporation (continued)
      Massey Coal Company (partnership) (continued)
         A. T. Massey Coal Company, Inc. (continued)

            Hazy Ridge Coal Company                      West Virginia
            Highland Mining Company                      West Virginia
            Hopkins Creek Coal Company                   Kentucky
            Imec, Inc.                                   Kentucky
            Independence Coal Company, Inc.              West Virginia
               Shenandoah Capital Management Corp.       West Virginia
            Jacks Branch Coal Company                    West Virginia
            Joboner Coal Company                         Kentucky
            Knox Creek Coal Corporation                  Virginia
               Belfry Coal Corporation                   West Virginia
            Lauren Land Company                          Kentucky
            Lewco Development Company                    West Virginia
            Lick Branch Coal Company                     West Virginia
            Logan Mining Company                         Pennsylvania
            Long Fork Coal Company                       Kentucky
               Bandytown Coal Company                    West Virginia
               Eagle Energy, Inc.                        West Virginia
                  Blue Ridge Venture Capital Corp.       West Virginia
                  Bluestone Venture Capital Corp.        West Virginia
            Martin County Coal Corporation               Kentucky
               Pilgrim Mining Company, Inc.              Kentucky
            Massey Coal Sales Company, Inc.              Virginia
            Massey Coal Services, Inc.                   West Virginia
            Massey Consulting Services, Inc.             Virginia
            Massey Fuels Corporation                     Virginia
            Menefee Land Company, Inc.                   Colorado
            New Market Land Company                      West Virginia
            New Ridge Mining Company                     Kentucky
            Nicco Corporation                            West Virginia
               Majestic Mining, Inc.                     Texas
            Nicholas Energy Company                      West Virginia
               Alex Energy, Inc.                         West Virginia
               Power Mountain Coal Company               West Virginia
            Omar Mining Company                          West Virginia
            Peerless Eagle Coal Co.                      West Virginia
            Performance Coal Company                     West Virginia
               Continuity Venture Capital Corp.          West Virginia
               New River Capital Corp.                   West Virginia
               SPM Capital Management Corp.              West Virginia
            Rawl Sales & Processing Co.                  West Virginia
               Capstan Mining Company                    Colorado
               Feats Venture Capital Corp.               West Virginia
               Lynn Branch Coal Company, Inc.            West Virginia
               Massey Coal Capital Corp.                 West Virginia
               Massey New Era Capital Corp.              West Virginia
               New Massey Capital Corp.                  West Virginia
               Preferred Management Capital Corp.        West Virginia
               Rawl Sales Venture Capital Corp.          West Virginia
               Sprouse Creek Venture Capital Corp.       West Virginia
               St. Alban's Capital Management Corp.      West Virginia
               Sun Coal Company, Inc.                    Colorado
               Sycamore Fuels, Inc.                      West Virginia
                  Crystal Fuels Company                  West Virginia

                                                         Organized Under
                                                         Laws of
Name of Company                                          Fluor Corporation
---------------                                          -----------------
SJM Holding Corporation (continued)
   Allegheny Coal Corporation (continued)
      Massey Coal Company (partnership) (continued)
         A. T. Massey Coal Company, Inc. (continued)

            Road Fork Development Company, Inc.          Kentucky
            Robinson-Phillips Coal Company               West Virginia
            Rockridge Coal Company                       West Virginia
            Rum Creek Coal Sales, Inc.                   West Virginia
               Vantage Mining Company                    Kentucky
            Russell Fork Coal Company                    West Virginia
            SC Coal Corporation                          Delaware
            Scarlet Land Company                         Pennsylvania
            Shannon-Pocahontas Coal Corporation          West Virginia
            Sidney Coal Company, Inc.                    Kentucky
            Spartan Mining Company                       West Virginia
            Stirrat Coal Company                         West Virginia
            Stone Mining Company                         Kentucky
            T.C.H. Coal Co.                              Kentucky
            Tennessee Consolidated Coal Company          Tennessee
               Chestnut Coal Company, Inc.               Tennessee
               Tennessee Energy Corp.                    Tennessee
            Thunder Mining Company                       West Virginia
            Town Creek Coal Company                      West Virginia
            White Buck Coal Company                      West Virginia
            Williams Mountain Coal Company               West Virginia
            Wyomac Coal Company, Inc.                    West Virginia
   Mineral Resource Development Corporation              Delaware
   St. Joe International Petroleum Corporation           Delaware
   St. Joe Minerals Corporation & Cia.                   Brazil
      Coral Empreendimentos e Participacoes Ltda.        Brazil
         Comercial de Minerios do Sul do Para
           Ltda. - COMIPA                                Brazil
Strategic Organizational Systems Enterprises, Inc.       California
   Strategic Organizational Systems Environmental
     Engineering Division, Inc.                          Texas
TRS International Payroll Co.                            Texas
TRS Staffing Solutions, Inc.                             South Carolina
   Ambit Technology, Inc.                                N. Hampshire
   Corico Office Professionals, Inc.                     N. Hampshire
   TRS International Group, Inc.                         Delaware
   TRS International Group Asia Pacific, Inc.            California
      TRS Management Resources Pte Ltd.                  Singapore
   TRS Management Resources, Inc.                        South Carolina
Zenith Coal Company, Inc.                                South Carolina

-------------------
 (1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary
 (2) 40% ownership
 (3) 51% ownership
 (4) 49.5% ownership
 (5) 50% ownership
 (6) 35% ownership
 (7) 45% ownership
 (8) 27.8% ownership
 (9) 55% ownership
(10) 49% ownership
(11) 19.99% ownership
(12) 25% ownership
(13) 60% ownership
(14)10% ownership
(15) 90% ownership
(16) 70% ownership
(17) 80% ownership
(18) 20% ownership
(19) 30% ownership
(20) 99% ownership
(21) 1% ownership
(22) 49.9999% ownership
(23) 75% ownership
(24) 15% ownership
(25) 38% ownership
(26) 98.66% ownership
(27) 96% ownership
(28) 3.92% ownership